UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2024

ALTERNUS CLEAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

360 Kingsley Park Drive, Suite 250 Fort Mill, South Carolina	29715
(Address of registrant’s principal executive office)	(Zip code)

(800) 581-1531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, (i) in 2021, Solis Bond Company, Designated Activity Company (“Solis”), a company formed under the laws of Ireland and an indirect, wholly owned subsidiary of Alternus Clean Energy, Inc. (the “Company”), issued certain 3-year FRN senior secured green bonds 2021/2024 (ISIN NO0010914914) (the “Solis Bonds”) in the maximum amount of €200 million (approximately $218 million) with a stated coupon rate of 6.5% plus EURIBOR and quarterly interest payments and (ii) Solis previously breached certain financial covenants of the Solis Bonds, and the holders of the Solis Bonds approved, among other things, temporary waivers of such covenants and related extensions of such waivers in each of April 2023, June 2023, October 2023 and January 2024.

On March 12, 2024, Alternus Energy Group plc (OSE: ALT), a majority stockholder of the Company, disclosed in a notice filed on the Euronext Growth Oslo stock exchange (the “Euronext”) that Solis’ bondholders formally approved certain resolutions previously disclosed on the Euronext on February 26, 2024, including, among other things, an extension of the temporary waivers and the maturity date of the Solis Bonds until 30 April 2024, with the right to further extend to May 31 2024 at the Bond Trustee’s discretion, and thereafter on a month to month basis to 29 November 2024 at the Bond Trustee’s discretion and approval from a majority of Bondholders. A copy of the notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Euronext notice related to Solis Bond, dated March 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024	ALTERNUS CLEAN ENERGY, INC.

	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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